Exhibit 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report on Form 10-K of WebSideStory, Inc. (the “Company”) for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James W. MacIntyre, IV, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 13, 2007

/s/ JAMES W. MACINTYRE, IV
James W. MacIntyre, IV
Chief Executive Officer and President

          In connection with the Annual Report on Form 10-K of WebSideStory, Inc. (the “Company”) for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Claire Long, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 13, 2007

/s/ CLAIRE LONG
Claire Long
Chief Financial Officer